AMRESCO 1996-5 CS First Boston Computational Materials



---------------------------------------------
$ 42,200,000    Class A-1 Fixed Rate Certificates -  TBA %
$ 29,000,000    Class A-2 Fixed Rate Certificates -  TBA %
$ 16,500,000    Class A-3 Fixed Rate Certificates -  TBA %
$ 17,000,000    Class A-4 Fixed Rate Certificates -  TBA %
$ 15,000,000    Class A-5 Fixed Rate Certificates -  TBA %
$ 15,900,000    Class A-6 Fixed Rate Certificates -  TBA %
$ 14,400,000    Class A-7 Fixed Rate Certificates -  TBA %
$550,000,000    Class A-8 Floating Rate Certificates - 1M LIBOR+  TBA %


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials

                                                   GROUP I
                                CLASSES A-1 THROUGH A-7 FIXED RATE CERTIFICATES


Collateral:                         Group One:  Fixed Rate, First Lien Mortgage Loans.

Approximate Group Size:             150,000,000
                                    Class A-1        Class A-2         Class A-3        Class A-4         Class A-5
                                    ---------        ---------         ---------        ---------         ---------
Approximate Face Amount:            $42,200,000      $29,000,000       $16,500,000      $17,000,000       $15,000,000

Avg Life to 10% Call Date:            .80 years      2.00 years        3.00 years       4.01 years        5.31 years

Avg. Life to Maturity (app.)          .80 years      2.00 years        3.00 years       4.01 years        5.31 years

Pass-Through Rate:                   TBA %*          TBA %*            TBA %*            TBA %*            TBA %*

Price                                TBA             TBA               TBA               TBA               TBA

Spread:                              TBA             TBA               TBA               TBA               TBA

Pricing Speed                       23% HEP         23% HEP           23% HEP           23% HEP           23% HEP

Yield (CBE):                         TBA             TBA               TBA               TBA               TBA %

Day Count:                          30/360          30/360            30/360            30/360            30/360

Expected Maturity To Call:          5/25/98         7/25/99           5/25/00           7/25/01           1/25/03
(at pricing speed)

Expected Maturity:                  5/25/98         7/25/99           5/25/00           7/25/01           1/25/03
(at pricing speed)

Stated Maturity:                    8/25/11         4/25/18           10/25/20         9/25/22            3/25/24


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


                                    Class A-6        Class A-7
                                    ---------        ---------
Approximate Face Amount:            $15,900,000      $14,400,000

Avg Life to 10% Call Date:          7.20 years       8.02 years

Avg. Life to Maturity (app.)        7.27 years       11.63 years

Pass-Through Rate:                   TBA % *          TBA % * or Coupon + 50 bps% after Clean-up Call Date**

Price:                               TBA              TBA

Spread:                              TBA              TBA

Pricing Speed                        23% HEP          23% HEP

Yield (CBE):                         TBA %            TBA %

Day Count:                          30/360           30/360

Expected Maturity To Call:          12/25/04         12/25/04
(at pricing speed)

Expected Maturity:                  8/25/05          9/25/15
(at pricing speed)

Stated Maturity:                    6/25/25          11/25/26


* Coupon is subject to Available Funds
**Coupon Step-up is subject to the Available Funds Cap

Available Funds Cap:       A rate equal to the  weighted average net coupon rate
                           (i.e.,  the weighted  average coupon rate less  0.65%
                           for servicing fees, trustee fees and certificate insurer premiums) for the Group I fixed-rate mortgage loans for such Payment Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


                           GROUP II
                                    CLASS A-8 ADJUSTABLE RATE CERTIFCATES


Prepayment Assumption:              25% HEP

Approximate Face Amount:            $550,000,000

Average Life to Call:               3.19 years

Interest Payment:                   actual/360

Price:                              100-00

Pass-Through Rate:                  The lesser of:
                                         1) One Month LIBOR + TBAbps
                                         2) The Available Funds Cap


                                    After the Clean-up Call, the lesser of:
                                         1) One Month LIBOR + 2x TBA
                                         2) The Available Funds Cap

Available                           Funds  Cap:  A rate  equal  to the  weighted
                                    average net coupon rate (i.e.,  the weighted
                                    average coupon rate less the sum of (a) .65%
                                    for    servicing    fees,    trustee   fees,
                                    certificate   insurer   premiums   and   (b)
                                    beginning  on the seventh  Payment Date .50%
                                    for surety  reserve  strip) for the Group II
                                    adjustable-rate   mortgage  loans  for  such
                                    Payment Date.

Yield:                              Variable

Expected Maturity
to Call:                            12/25/04 at pricing speed

Expected Maturity:                  10/25/14 at pricing speed

Stated Maturity:                    11/25/26


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


Pre-Funding Account:                On   the   closing    date,    approximately
                                    $108,865,023   will   be   deposited   in  a
                                    pre-funding  account  for  the  purchase  of
                                    additional  adjustable  rate mortgage loans.
                                    From the  closing  date until March 1, 1997,
                                    the Trust intends to purchase mortgage loans
                                    up to the entire  pre-funding  amounts.  The
                                    additional  mortgage  loans,  purchaed  with
                                    funds  deposited in the prefunding  account,
                                    will be subject to  certain  individual  and
                                    aggregate group characteristics that will be
                                    more  fully   described  in  the  Prospectus
                                    Supplement.

                                    Funds remaining in the  pre-funding  account
                                    will  be   distributed   to  the  Class  A-8
                                    Certificateholders  as  prepayments  on  the
                                    March, 1997 distribution date.

Coupon Step-Up:                     If the Cleanup  Call is not  exercised,  the
                                    coupon on the Class A-8 Certificates shall be raised to LIBOR + 2x Spread subject to the Available Funds Cap.

Payment Date:                       The 25th day of each  month  or, if such day
                                    is not a business day, the next succeeding business day, beginning on January 27, 1997.

Interest Accrual Period:            Interest  will  accrue  from the 25th day of
                                    the preceeding month until the 24th day of the current month (from Payment Date to Payment Date).

Interest and Payment
Adjusments:                         The  interest  rates  and  payments  on  the
                                    underlying mortgage loans will generally adjust semi-annually.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials

PREPAYMENT SPEED
    PRICING SPEED
    GP I                   23.0%    15.00%  18.00%   20.00%   26.00%   28.00%   30.00%
    GP II                  25.0%    25.00%  25.00%   25.00%   25.00%   25.00%   25.00%

CLASS A1
First Payment              0.103    0.103   0.103    0.103    0.103    0.103    0.103
Average Life               0.800    1.098   0.957    0.886    0.734    0.697    0.665
Last Payment               1.436    2.103   1.769    1.686    1.353    1.269    1.186
Mod.Dur. @ 100-00          0.757    1.024   0.899    0.834    0.696    0.662    0.632
Accrued Interest           0.306    0.306   0.306    0.306    0.306    0.306    0.306

CLASS A2
First Payment              1.436    2.103   1.769    1.686    1.353    1.269    1.186
Average Life               2.001    2.962   2.507    2.275    1.788    1.671    1.569
Last Payment               2.603    3.853   3.269    2.936    2.269    2.186    2.019
Mod.Dur. @ 100-01          1.829    2.625   2.255    2.062    1.646    1.544    1.455
Accrued Interest           0.297    0.297   0.297    0.297    0.297    0.297    0.297

CLASS A3
First Payment              2.603    3.853   3.269    2.936    2.269    2.186    2.019
Average Life               3.003    4.531   3.808    3.441    2.662    2.475    2.307
Last Payment               3.436    5.269   4.353    3.936    3.019    2.853    2.603
Mod.Dur. @ 100-01          2.657    3.824   3.286    3.003    2.381    2.227    2.087
Accrued Interest           0.303    0.303   0.303    0.303    0.303    0.303    0.303

CLASS A4
First Payment              3.436    5.269   4.353    3.936    3.019    2.853    2.603
Average Life               4.006    6.090   5.109    4.606    3.539    3.280    3.055
Last Payment               4.603    7.019   5.936    5.353    4.103    3.769    3.519
Mod.Dur. @ 100-00          3.424    4.878   4.218    3.863    3.070    2.869    2.691
Accrued Interest           0.310    0.310   0.310    0.310    0.310    0.310    0.310

CLASS A5
First Payment              4.603    7.019   5.936    5.353    4.103    3.769    3.519
Average Life               5.311    8.085   6.789    6.117    4.679    4.329    4.024
Last Payment               6.103    9.103   7.769    7.019    5.353    4.936    4.603
Mod.Dur. @ 100-00          4.342    6.066   5.300    4.876    3.903    3.652    3.428
Accrued Interest           0.316    0.316   0.316    0.316    0.316    0.316    0.316

CLASS A6*
First Payment              6.103    9.103   7.769    7.019    5.353    4.936    4.603
Average Life               7.196    9.103   8.476    7.990    6.396    5.911    5.487
Last Payment               8.019    9.103   8.603    8.353    7.686    7.103    6.603
Mod.Dur. @ 100-01          5.490    6.550   6.219    5.949    5.004    4.698    4.422
Accrued Interest           0.329    0.329   0.329    0.329    0.329    0.329    0.329
         *To Call



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials

PREPAYMENT SPEED
   PRICING SPEED
   GP I                    23.0%    15.00%  18.00%   20.00%   26.00%   28.00%   30.00%
   GP II                   25.0%    25.00%  25.00%   25.00%   25.00%   25.00%   25.00%

CLASS A7*
First Payment              8.019    9.103   8.603    8.353    7.686    7.103    6.603
Average Life               8.019    9.103   8.603    8.353    7.848    7.627    7.423
Last Payment               8.019    9.103   8.603    8.353    7.853    7.686    7.603
Mod.Dur. @ 100-00          5.927    6.499   6.241    6.108    5.833    5.709    5.592
Accrued Interest           0.338    0.338   0.338    0.338    0.338    0.338    0.338
     *To Call

PREPAYMENT SPEED
   PRICING SPEED
   GP I                    23.0%   23.00%   23.00%   23.00%   23.00%   23.00%   23.00%
   GP II                   25.0%   15.00%   18.00%   22.00%   28.00%   32.00%   34.00%

CLASS A8*
First Payment              0.103   0.103    0.103    0.103    0.103    0.103    0.103
Average Life               3.185   5.150    4.346    3.601    2.859    2.510    2.362
Last Payment               8.019   12.26    10.519   8.936    7.353    6.603    6.269
Mod.Dur. @ 100-00          2.689   4.008    3.495    2.987    2.448    2.182    2.067
Accrued Interest           0.000   0.000    0.000    0.000    0.000    0.000    0.000
     *To Call

Available Pool
Information                FIXED                              FLOATING
                           -----                              --------
                           Loans: 1,774                       Loans:4,523
                           Balance:117,082,702.14             Balance:441,134,976.68
                           WAC:11.284%                        WAC:10.135%
                           WAM:318                            WAM:354
                           WA LTV: 65.77%                     WA LTV: 70.69%
                           % 1st Liens: 100%                  Gross Margin:6.136%
                           % of 5/25 Loans: 10.54             % 1st Liens: 100%
                           % of 7/23 Loans:  0.26             % of 2/28 Loans: 34.41
                           % of Balloon Loans: 8.41           % of 3/27 Loans: 17.63
                           Credit Grade                       % of Balloons: 0
                                    PAG I:   9.77%            Credit Grade:
                                    PAG II: 43.25%                     PAG I: 6.98%
                                    PAG III:17.49%                     PAG II: 44.11%
                                    PAG IV:  8.77%                     PAG III:21.11%
                                    PAG V:  18.92%                     PAG IV:  7.96%
                                    UNKNOWN: 1.81%                     PAG V:  17.52%
                                                                       UNKNOWN: 2.33%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials



A-8 AVAILABLE FUNDS SCHEDULE

PAYMENT
DATE              COUPON
--------          ------
01/25/97          9.51
02/25/97          9.53
03/25/97          9.66     Available Funds information on Certificate A-8 Floating Rate Tranche:
04/25/97          9.81
05/25/97          9.91     The Class A-8 Certificates are subject to an available funds cap:
06/25/97          9.93
07/25/97          9.48     Available Funds Rate on A-8  =
08/25/97          9.52     (Group 2 Collateral Interest% - Servicing Fee% - Ongoing Trust Fees% - MBIA cushion%)
09/25/97          9.60
10/25/97          9.72
11/25/97          9.82     Servicing Fee is 50 bps
12/25/97          9.84     Ongoing Trust Fees are 15 bps
01/25/98          9.89     MBIA Cushion is 50bps (starting month 7)
02/25/98          9.93
03/25/98          9.93
04/25/98          9.93     Schedule to left run assuming constant 6MO LIBOR 5.543%
05/25/98          9.97     (Weighted average Gross Life Cap on Group 2 - 16.547%,
06/25/98          9.99     Weighted Net Life Cap on Group 2 (less fees/cushion) - 15.397%)
07/25/98          10.01
08/25/98          10.03
09/25/98          10.11
10/25/98          10.22
11/25/98          10.36
12/25/98          10.48
01/25/99          10.54
02/25/99          10.54
03/25/99          10.54
04/25/99          10.54
05/25/99          10.54
06/25/99          10.56
07/25/99          10.56
08/25/99          10.56
09/25/99          10.56
10/25/99          10.57
11/25/99          10.57
12/25/99          10.57    and thereafter


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


     -  AMRESCO65
     -  12/1/96 Scheduled Balances
     -  GROUP I
     -  $117,082,702.14
--------------------------------------------------------------------------------

Number of Mortgage Loans:                        1,774


Aggregate Unpaid Principal Balance:         $117,082,702.14
Aggregate Original Principal Balance:       $117,304,076.78
--------------------------------------------------------------------------------
Weighted Average Coupon (Gross):            11.284%
Gross Coupon Range:                         7.000% -  17.800%

Average Unpaid Principal Balance:           $65,999.27
Average Original Principal Balance:         $66,124.06

Maximum Unpaid Principal Balance:           $599,579.63
Minimum Unpaid Principal Balance:           $9,928.15

Maximum Original Principal Balance:         $601,250.00
Minimum Original Principal Balance:         $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):             318.446
Stated Rem Term Range:                                        58.000 -  359.000

Weighted Average Age (First Pay thru Last Pay):               2.828
Age Range:                                                    1.000 -   13.000

Weighted Average Original Term:             321.274
Original Term Range:                        60.000 -  360.000

Weighted Average Original LTV:              65.771 *
Original LTV Range:                         1.467% -  90.000%
--------------------------------------------------------------------------------
*excludes loans with missing ltv


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

State           # Loans             Balance                            % Total
AL              1                   47,941.71                          0.04%
AR              15                  531,614.76                         0.45%
AZ              27                  1,716,390.78                       1.47%
CA              356                 32,488,905.23                      27.75
CO              69                  4,847,123.03                       4.14
CT              4                   201,855.00                         0.17
DC              14                  1,248,559.02                       1.07
DE              5                   503,061.62                         0.43
FL              172                 9,152,393.57                       7.82
GA              35                  1,870,202.76                       1.60
HI              54                  9,971,480.59                       8.52
IA              1                   40,946.28                          0.03
ID              13                  676,342.35                         0.58
IL              166                 9,174,127.41                       7.84
IN              77                  2,980,360.09                       2.55
KS              4                   121,244.09                         0.10
KY              17                  682,304.21                         0.58
LA              32                  1,048,454.80                       0.90
MA              36                  2,977,130.41                       2.54
MD              34                  2,795,295.02                       2.39
ME              2                   125,843.51                         0.11
MI              40                  1,800,597.66                       1.54
MN              15                  1,062,933.21                       0.91
MO              29                  996,282.95                         0.85
MS              9                   310,827.06                         0.27
NC              33                  1,251,771.85                       1.07
NE              9                   353,173.40                         0.30
NH              1                   76,920.85                          0.07
NJ              12                  1,536,309.32                       1.31
NM              6                   344,490.91                         0.29
NV              14                  1,138,809.28                       0.97
NY              11                  969,809.94                         0.83
OH              86                  3,948,236.94                       3.37
OK              7                   301,933.19                         0.26
OR              54                  3,749,093.63                       3.20
PA              31                  1,080,393.05                       0.92
RI              9                   630,958.51                         0.54
SC              26                  827,692.79                         0.71
TN              32                  1,005,803.39                       0.86
TX              75                  3,411,252.47                       2.91
UT              33                  2,603,761.97                       2.22
VA              38                  2,426,599.01                       2.07
WA              44                  2,883,482.31                       2.46
WI              17                  738,665.61                         0.63
WV              6                   198,889.74                         0.17
WY              3                   232,436.86                         0.20


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


                        ORIGINAL LOAN-TO-VALUE RATIOS

Original                            Unpaid
Loan-To-Value                       Principal
Ratio                   # Loans     Balance           % Total

       - 0.000             1        19,840.26         0.02%
 0.000 - 5.000             1        43,693.19         0.04%
10.000 - 15.000            3        73,727.39         0.06%
15.000 - 20.000            7        243,084.23        0.21%
20.000 - 25.000            24       838,056.41        0.72%
25.000 - 30.000            31       1,163,735.51      0.99%
30.000 - 35.000            43       2,031,166.70      1.73%
35.000 - 40.000            46       2,509,331.52      2.14%
40.000 - 45.000            59       2,599,709.12      2.22%
45.000 - 50.000            113      5,601,773.89      4.78%
50.000 - 55.000            112      5,687,404.82      4.86%
55.000 - 60.000            211      11,521,142.88     9.84%
60.000 - 65.000            287      19,265,509.13     16.45%
65.000 - 70.000            299      19,958,849.36     17.05%
70.000 - 75.000            335      28,190,588.91     24.08%
75.000 - 80.000            151      12,743,084.34     10.88%
80.000 - 85.000            37       3,412,493.17      2.91%
85.000 - 90.000            14       1,179,511.31      1.01%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials



                      GROSS MORTGAGE INTEREST RATE RANGE


                                    Aggregate
Gross Mortgage                      Unpaid
Interest Rate                       Principal
Range                  # Loans      Balance             % Total

 6.50% - 7.00%             1        21,322.26             0.02
 7.00% - 7.50%             1        164,753.84            0.14
 7.50% - 8.00%             4        367,176.62            0.31
 8.00% - 8.50%             7        469,362.75            0.40
 8.50% - 9.00%             52       5,661,168.94          4.84
 9.00% - 9.50%             86       10,120,244.68         8.64
 9.50% - 10.00%            172      16,758,438.02         14.31
10.00% - 10.50%            137      10,865,172.99         9.28
10.50% - 11.00%            197      15,119,565.90         12.91
11.00% - 11.50%            164      10,381,359.69         8.87
11.50% - 12.00%            201      11,931,872.63         10.19
12.00% - 12.50%            152      8,481,978.11          7.24
12.50% - 13.00%            197      9,188,664.73          7.85
13.00% - 13.50%            139      6,031,442.50          5.15
13.50% - 14.00%            95       4,411,155.07          3.77
14.00% - 14.50%            69       2,969,735.84          2.54
14.50% - 15.00%            63       2,530,190.48          2.16
15.00% - 15.50%            27       1,295,209.63          1.11
15.50% - 16.00%            7        232,064.04            0.20
16.50% - 17.00%            1        35,985.58             0.03
17.50% - 18.00%            2        45,837.84             0.04


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


                        CURRENT MORTGAGE LOAN AMOUNTS

                                                  Percentage of
                                                  Aggregate         Cut-Off Date
Original                                          Unpaid            Aggregate
Mortgage Loan                                     Principal         Principal
Principal Balance                      # Loans    Balance           Balance

Balance less than or equal to 50,000     889      29,093,438.40     24.85%
 50,000 - 100,000                        600      43,035,688.06     36.76%
100,000 - 150,000                        184      21,856,867.58     18.67%
150,000 - 200,000                        53       9,229,457.11      7.88%
200,000 - 250,000                        20       4,449,242.44      3.80%
250,000 - 300,000                        12       3,234,009.86      2.76%
300,000 - 350,000                        6        2,008,941.66      1.72%
350,000 - 400,000                        6        2,264,992.75      1.93%
400,000 - 450,000                        3        1,310,484.65      1.12%
550,000 - 600,000                        1        599,579.63        0.51%


                             MORTGAGED PROPERTIES

                                                               Percentage of
                                             Aggregate         Cut-Off Date
                                             Unpaid            Aggregate
                                             Principal         Principal
                                   # Loans   Balance           Balance

Single-family                       1501     96,541,563.38     82.46
PUD                                 44       4,658,779.44      3.98
Townhouses                          4        326,968.15        0.28
Manufactured Housing                9        425,637.57        0.36
Condominiums                        48       3,199,571.42      2.73
2-4 Family                          165      11,771,242.57     10.05
Other                               3        158,939.61        0.14


                             YEARS OF ORIGINATION

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
                                                 Unpaid            Aggregate
  Year of                                        Principal         Principal
Origination                  # Loans             Balance           Balance

   1995                      2                   91,840.23         0.08
   1996                      1772                116,990,861.91    99.92

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


                     REMAINING MONTHS TO STATED MATURITY

                                                              Percentage of
                                    Aggregate                 Cut-Off Date
Number of                           Unpaid                    Aggregate
Mortgage                            Principal                 Principal
Remaining Term       # Loans        Balance                   Balance

 48 -  60                 1         29,237.48                 0.02%
168 - 180                 478       24,584,747.33             21.00%
228 - 240                 20        834,576.73                0.71%
336 - 348                 1         28,692.29                 0.02%
348 - 360                 1,274     91,605,448.31             78.24%

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                              Percentage of
                                            Aggregate         Cut-Off Date
                           Number of        Unpaid            Aggregate
                           Mortgage         Principal         Principal
                           Loans            Balance           Balance

Owner Occ.                 1499             102,360,510.14    87.43
Non Owner Occ.             274              14,693,500.85     12.54
Unknown                    1                28,691.15         0.02


                           LOAN SUMMARY STRATIFIED BY
                                  GROSS MARGIN

                                                      Percentage of
                                    Aggregate         Cut-Off Date
                  Number of         Unpaid            Aggregate
Gross             Mortgage          Principal         Principal
Margin            Loans             Balance           Balance

5.000  - 5.500    9                 993,585.84        7.86
5.500  - 6.000    30                4,322,971.36      34.18
6.000  - 6.500    33                3,012,743.24      23.82
6.500  - 7.000    21                1,841,396.22      14.56
7.000  - 7.500    15                1,296,149.96      10.25
7.500  - 8.000    16                867,710.57        6.86
8.000  - 8.500    6                 223,758.47        1.77
9.000  - 9.500    2                 89,078.48         0.70

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                                Percentage of
                             Aggregate                          Cut-Off Date
                             Number of        Unpaid            Aggregate
Gross                        Mortgage         Principal         Principal
Life Cap                     Loans            Balance           Balance

13.500 - 14.000              1                164,753.84        1.30
14.000 - 14.500              1                99,856.96         0.79
14.500 - 15.000              1                79,900.50         0.63
15.000 - 15.500              6                949,066.47        7.50
15.500 - 16.000              11               1,555,245.88      12.30
16.000 - 16.500              18               2,662,552.41      21.05
16.500 - 17.000              17               2,192,795.54      17.34
17.000 - 17.500              15               1,378,684.15      10.90
17.500 - 18.000              9                963,645.01        7.62
18.000 - 18.500              5                211,364.52        1.67
18.500 - 19.000              9                487,925.85        3.86
19.000 - 19.500              15               648,518.32        5.13
19.500 - 20.000              11               674,410.05        5.33
20.000 - 20.500              3                125,540.57        0.99
20.500 - 21.000              1                66,586.69         0.53
21.000 - 21.500              5                250,750.68        1.98
21.500 - 22.000              3                115,451.66        0.91
22.500 - 23.000              1                20,345.04         0.16


                           NEXT INTEREST ROLLDATE DATE

                                                                   Percentage
                                                                   of Cut-Off
                       Aggregate                                   Date
     Next              Number of        Unpaid                     Aggregate
     Roll              Mortgage         Principal                  Principal
     Date              Loans            Balance                    Balance

   04/01/01            1                $89,078.48                 0.70
   06/01/01            1                $107,620.30                0.85
   07/01/01            4                $753,418.98                5.96
   08/01/01            16               $1,615,176.96              12.77
   09/01/01            27               $2,102,965.84              16.63
   10/01/01            41               $5,369,150.08              42.45
   11/01/01            36               $2,307,398.07              18.24
   08/01/03            4                $199,014.29                1.57
   09/01/03            2                $103,571.14                0.82

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials



                                    PAG CODE

                                                              Percentage of
                                   Aggregate                  Cut-Off Date
                  Number of        Unpaid                     Aggregate
PAG               Mortgage         Principal                  Principal
CODE              Loans            Balance                    Balance

 *                46               2,114,064.49               1.81
 01               119              11,436,989.47              9.77
 02               656              50,638,465.00              43.25
 03               298              20,475,072.52              17.49
 04               213              10,270,554.47              8.77
 05               442              22,147,556.19              18.92

*missing


                                    SERVICER


                                                                 Percentage of
                                      Aggregate                  Cut-Off Date
                     Number of        Unpaid                     Aggregate
                     Mortgage         Principal                  Principal
Servicer             Loans            Balance                    Balance

ADVANTA              1349             92,088,017.76              78.65
OPTION ONE           425              24,994,684.38              21.35

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


     -  AMRESCO65
     -  12/1/96 Scheduled Balances
     -  GROUP II
     -  $441,134,976.68

Number of Mortgage Loans:                                     4,523

Index:                                                        LIBOR-6M

Aggregate Unpaid Principal Balance:                           $441,134,976.68
Aggregate Original Principal Balance:                         $441,865,465.87

Weighted Average Coupon (Gross):                              10.135%
Gross Coupon Range:                                           4.990% - 17.800%

Weighted Average Margin (Gross):                              6.136%
Gross Margin Range:                                           3.950% - 11.630%

Weighted Average Life Cap (Gross):                            16.547%
Gross Life Cap Range:                                         11.990% - 24.800%

Weighted Average Life Floor (Gross):                          10.102%
Gross Life Floor Range:                                       4.990% - 17.800%

Average Unpaid Principal Balance:                             $97,531.50
Average Original Principal Balance:                           $97,693.01

Maximum Unpaid Principal Balance:                             $734,285.15
Minimum Unpaid Principal Balance:                             $11,878.95

Maximum Original Principal Balance:                           $735,750.00
Minimum Original Principal Balance:                           $12,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):             354.275
Stated Rem Term Range:                                        174.000 - 359.000

Weighted Average Age (First Pay thru Last Pay):               3.234
Age Range:                                                    1.000 - 24.000

Weighted Average Original Term:                               357.510
Original Term Range:                                          180.000 - 360.000

Weighted Average Original LTV:                                70.693 *
Original LTV Range:                                           7.975% - 90.000%

Weighted Average Periodic Interest Cap:                       1.062%
Periodic Interest Cap Range:                                  1.000% - 3.000%

Weighted Average Months to Interest Roll:                     14.329
Months to Interest Roll Range:                                1 - 34

Weighted Average Months to Payment Roll:                      15.328
Months to Payment Roll Range:                                 2 - 35

Weighted Average Interest Roll Frequency:                     6.000
Interest Frequency Range:                                     6 - 6
--------------------------------------------------------------------------------
*excludes loans with missing ltv


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                             Percentage of
                                  Aggregate                  Cut-Off Date
                 Number of        Unpaid                     Aggregate
                 Mortgage         Principal                  Principal
State            Loans            Balance                    Balance

AL               2                164,374.68                 0.04
AR               14               1,167,414.32               0.26
AZ               106              10,395,867.20              2.36
CA               810              107,291,155.15             24.32
CO               161              15,249,959.46              3.46
CT               84               9,121,270.19               2.07
DC               15               1,194,305.42               0.27
DE               7                902,669.21                 0.20
FL               249              20,454,287.24              4.64
GA               111              10,935,393.76              2.48
HI               113              22,981,152.51              5.21
IA               6                557,119.12                 0.13
ID               53               4,508,256.50               1.02
IL               495              45,571,212.14              10.33
IN               64               3,403,263.04               0.77
KS               15               759,107.74                 0.17
KY               29               1,568,075.08               0.36
LA               9                543,761.25                 0.12
MA               163              18,520,760.19              4.20
MD               94               9,035,546.28               2.05
ME               11               654,854.66                 0.15
MI               114              8,117,304.58               1.84
MN               66               4,580,150.65               1.04
MO               102              4,464,954.11               1.01
MS               3                333,076.65                 0.08
MT               5                411,256.91                 0.09
NC               118              7,112,328.18               1.61
NE               5                285,517.47                 0.06
NH               44               3,511,246.43               0.80
NJ               55               6,916,383.51               1.57
NM               38               3,129,562.05               0.71
NV               67               7,363,428.03               1.67
NY               22               3,748,432.21               0.85
OH               149              9,164,456.18               2.08
OK               20               1,447,422.60               0.33
OR               179              15,988,696.98              3.62
PA               90               6,127,020.59               1.39
RI               55               4,231,677.95               0.96
SC               35               2,307,747.89               0.52
TN               12               688,008.43                 0.16
TX               148              12,526,172.71              2.84
UT               138              13,795,239.10              3.13
VA               114              11,377,259.45              2.58
VT               3                394,587.14                 0.09
WA               175              18,938,100.02              4.29
WI               146              8,654,899.15               1.96
WV               6                320,274.41                 0.07
WY               3                219,968.16                 0.05

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                              Aggregate         Cut-Off Date
Original                   Number of          Unpaid            Aggregate
Loan-To-Value              Mortgage           Principal         Principal
Ratio                      Loans              Balance           Balance

       =  0.000            5                  149,376.65        0.03
 5.000 - 10.000            2                  206,984.39        0.05
10.000 - 15.000            1                  32,952.17         0.01
15.000 - 20.000            7                  268,140.36        0.06
20.000 - 25.000            11                 518,463.55        0.12
25.000 - 30.000            25                 1,431,078.79      0.32
30.000 - 35.000            30                 2,028,689.75      0.46
35.000 - 40.000            63                 3,972,485.49      0.90
40.000 - 45.000            73                 5,320,250.50      1.21
45.000 - 50.000            145                9,235,713.56      2.09
50.000 - 55.000            220                16,808,696.86     3.81
55.000 - 60.000            353                26,513,944.82     6.01
60.000 - 65.000            692                58,618,542.26     13.29
65.000 - 70.000            902                83,691,012.87     18.97
70.000 - 75.000            989                109,191,320.35    24.75
75.000 - 80.000            746                89,164,631.62     20.21
80.000 - 85.000            142                18,735,440.29     4.25
85.000 - 90.000            117                15,247,252.40     3.46


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials



                      GROSS MORTGAGE INTEREST RATE RANGE

                                                              Percentage of
                                            Aggregate         Cut-Off Date
Gross Mortgage             Number of        Unpaid            Aggregate
Interest Rate              Mortgage         Principal         Principal
Range                      Loans            Balance           Balance

 0.00% -  5.00%            1                64,642.58         0.01
 5.00% -  5.50%            2                138,545.47        0.03
 5.50% -  6.00%            6                914,874.14        0.21
 6.00% -  6.50%            14               1,575,148.77      0.36
 6.50% -  7.00%            35               4,480,479.32      1.02
 7.00% -  7.50%            48               6,170,996.06      1.40
 7.50% -  8.00%            122              15,608,432.86     3.54
 8.00% -  8.50%            232              28,585,759.75     6.48
 8.50% -  9.00%            412              47,748,699.36     10.82
 9.00% -  9.50%            443              52,461,318.66     11.89
 9.50% - 10.00%            611              69,652,279.43     15.79
10.00% - 10.50%            526              52,573,631.95     11.92
10.50% - 11.00%            616              57,400,602.59     13.01
11.00% - 11.50%            433              34,907,728.37     7.91
11.50% - 12.00%            340              25,745,137.81     5.84
12.00% - 12.50%            214              14,306,683.30     3.24
12.50% - 13.00%            173              11,388,681.28     2.58
13.00% - 13.50%            112              6,479,023.45      1.47
13.50% - 14.00%            96               6,134,137.92      1.39
14.00% - 14.50%            51               3,059,374.49      0.69
14.50% - 15.00%            21               1,120,033.91      0.25
15.00% - 15.50%            5                249,517.42        0.06
15.50% - 16.00%            6                246,995.00        0.06
16.00% - 16.50%            3                104,759.47        0.02
17.50% - 18.00%            1                17,493.32         0.00


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                   Percentage of
                                                   Aggregate       Cut-Off Date
Original                              Number of    Unpaid          Aggregate
Mortgage Loan                         Mortgage     Principal       Principal
Principal Balance                     Loans        Balance         Balance

Balance less than or equal to 50,000  1105         39,236,463.81   8.89
 50,000 - 100,000                     1863         138,118,206.02  31.31
100,000 - 150,000                     864          104,824,217.70  23.76
150,000 - 200,000                     342          59,242,461.00   13.43
200,000 - 250,000                     161          36,004,853.91   8.16
250,000 - 300,000                     83           22,722,553.56   5.15
300,000 - 350,000                     50           16,229,344.46   3.68
350,000 - 400,000                     25           9,374,819.48    2.13
400,000 - 450,000                     7            3,008,395.58    0.68
450,000 - 500,000                     14           6,690,688.40    1.52
500,000 - 550,000                     1            549,498.19      0.12
550,000 - 600,000                     1            569,559.47      0.13
600,000 - 650,000                     5            3,171,417.18    0.72
650,000 - 700,000                     1            658,212.77      0.15
700,000 - 750,000                     1            734,285.15      0.17

MORTGAGED PROPERTIES

                                                                 Percentage of
                                               Aggregate         Cut-Off Date
                              Number of        Unpaid            Aggregate
                              Mortgage         Principal         Principal
                              Loans            Balance           Balance

Single-family                 3761             364,882,267.68    82.71
PUD                           192              27,445,148.17     6.22
Townhouses                    6                648,245.42        0.15
Manufactured Housing          19               1,366,762.96      0.31
Condominiums                  217              18,701,447.52     4.24
2-4 Family                    319              27,186,100.62     6.17
Other                         9                905,004.31        0.21

                             YEARS OF ORIGINATION

                                                                 Percentage of
                                               Aggregate         Cut-Off Date
                              Number of        Unpaid            Aggregate
Year of                       Mortgage         Principal         Principal
Origination                   Loans            Balance           Balance

   1994                       3                521,668.43        0.12
   1995                       26               3,587,386.36      0.81
   1996                       4494             437,025,921.89    99.07

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


                     REMAINING MONTHS TO STATED MATURITY

                                                              Percentage of
                                            Aggregate         Cut-Off Date
                           Number of        Unpaid            Aggregate
                           Mortgage         Principal         Principal
Remaining Term             Loans            Balance           Balance

168 - 180                  114              6,103,351.53      1.38%
324 - 336                  1                205,918.20        0.05%
336 - 348                  23               3,115,279.15      0.71%
348 - 360                  4,385            431,710,427.80    97.86%

OWNER OCCUPANCY

                                                                 Percentage of
                                             Aggregate           Cut-Off Date
                           Number of         Unpaid              Aggregate
                           Mortgage          Principal           Principal
                           Loans             Balance             Balance

Owner Occ.                 3935              401,776,357.46      91.08
Non Owner Occ.             586               39,235,275.01       8.89
Unknown                    2                 123,344.21          0.03

GROSS MARGIN

                                                     Percentage of
                                   Aggregate         Cut-Off Date
                  Number of        Unpaid            Aggregate
Gross             Mortgage         Principal         Principal
Life Floor        Loans            Balance           Balance


 3.500 -  4.00    2                208,818.07        0.05
 4.000 -  4.50    122              13,899,395.90     3.15
 4.500 -  5.00    386              40,470,231.14     9.17
 5.000 -  5.50    714              75,229,156.92     17.05
 5.500 -  6.00    837              90,411,372.63     20.50
 6.000 -  6.50    835              84,333,341.62     19.12
 6.500 -  7.00    732              69,127,925.05     15.67
 7.000 -  7.50    481              38,724,649.42     8.78
 7.500 -  8.00    238              16,865,537.53     3.82
 8.000 -  8.50    102              6,915,828.89      1.57
 8.500 -  9.00    47               3,556,934.22      0.81
 9.000 -  9.50    15               668,080.13        0.15
 9.500 - 10.00    7                559,712.65        0.13
10.000 - 10.50    3                102,538.56        0.02
10.500 - 11.00    1                17,493.32         0.00
11.500 - 12.50    1                43,960.63         0.01


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials



                                    LIFE CAP

                                                                Percentage of
                                              Aggregate         Cut-Off Date
                             Number of        Unpaid            Aggregate
Gross                        Mortgage         Principal         Principal
Life Cap                     Loans            Balance           Balance

11.500 - 12.000              2                536,197.67        0.12
12.000 - 12.500              3                220,386.42        0.05
12.500 - 13.000              14               1,786,341.17      0.40
13.000 - 13.500              34               4,379,051.08      0.99
13.500 - 14.000              75               8,853,717.34      2.01
14.000 - 14.500              106              14,290,963.74     3.24
14.500 - 15.000              279              34,959,135.17     7.92
15.000 - 15.500              376              44,092,787.03     10.00
15.500 - 16.000              584              70,554,359.97     15.99
16.000 - 16.500              553              59,829,751.00     13.56
16.500 - 17.000              646              61,922,447.72     14.04
17.000 - 17.500              483              43,040,576.23     9.76
17.500 - 18.000              388              32,027,927.43     7.26
18.000 - 18.500              305              22,267,263.59     5.05
18.500 - 19.000              209              14,678,438.09     3.33
19.000 - 19.500              143              8,688,724.75      1.97
19.500 - 20.000              116              6,955,650.84      1.58
20.000 - 20.500              101              6,229,007.46      1.41
20.500 - 21.000              57               3,353,790.46      0.76
21.000 - 21.500              24               1,337,245.98      0.30
21.500 - 22.000              14               750,118.61        0.17
22.000 - 22.500              4                123,419.59        0.03
22.500 - 23.000              3                135,422.55        0.03
23.000 - 23.500              3                104,759.47        0.02
24.500 - 25.000              1                17,493.32         0.00

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials



                     NEXT INTEREST ROLLDATE DATE
                                                           Percentage of
                                 Aggregate                 Cut-off Date
Next           Number of         Unpaid                    Aggregate
Roll           Mortgage          Principal                 Principal
Date           Loans             Balance                   Balance

01/01/97       115               $11,920,472.77            2.70
02/01/97       580               $60,877,318.16            13.80
03/01/97       740               $76,734,280.69            17.39
04/01/97       463               $48,184,816.32            10.92
05/01/97       140               $13,748,376.58            03.12
06/01/97       13                $1,228,856.62             0.28
01/01/98       2                 $134,804.19               0.03
02/01/98       3                 $274,107.67               0.06
03/01/98       6                 $886,859.39               0.20
04/01/98       8                 $1,005,495.45             0.23
05/01/98       22                $2,011,125.10             0.46
06/01/98       19                $1,244,478.44             0.28
07/01/98       48                $4,031,835.26             0.91
08/01/98       278               $29,638,683.78            6.72
09/01/98       497               $44,544,345.79            10.10
10/01/98       494               $49,583,875.16            11.24
11/01/98       199               $18,084,431.58            4.10
04/01/99       1                 $197,800.17               0.04
05/01/99       2                 $182,798.07               0.04
06/01/99       10                $740,062.73               0.17
07/01/99       164               $13,897,247.39            3.15
08/01/99       297               $26,430,378.17            5.99
09/01/99       390               $33,482,107.18            7.59
10/01/99       32                $2,070,420.02             0.47

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON

             AMRESCO 1996-5 CS First Boston Computational Materials


                           PAG CODE                     26-Nov-1996
                                     Page 1


                                                                 Percentage of
                                         Aggregate               Cut-Off Date
                        Number of        Unpaid                  Aggregate
PAG                     Mortgage         Principal               Principal
CODE                    Loans            Balance                 Balance

  *                     140              10,278,370.19           2.33
 01                     275              30,780,891.12           6.98
 02                     1719             194,596,337.33          44.11
 03                     935              93,102,953.01           21.11
 04                     454              35,103,261.06           7.96
 05                     1000             77,273,163.97           17.52

*missing


                           SERVICER

                                                              Percentage of
                                            Aggregate         Cut-Off Date
                           Number of        Unpaid            Aggregate
                           Mortgage         Principal         Principal
Servicer                   Loans            Balance           Balance

ADVANTA                    2899             282,348,027.99    64.00
OPTION ONE                 1624             158,786,948.69    36.00



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC] CS FIRST BOSTON